EXHIBIT 99.2

POWER OF ATTORNEY

POWER OF ATTORNEY

(FOR EXECUTING FORM ID, FORMS 3, 4 AND 5 AND SCHEDULES 13D AND 13G)

Know all by these presents, that the undersigned hereby constitutes and appoints Dorian A. Merritt the undersigned’s true and lawful attorney-in-fact and agent to:

(1) prepare, execute and file in the undersigned’s name and on the undersigned’s behalf, and submit to the United States Securities and Exchange Commission (the “Commission”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the Commission of reports required by Section 13(d) and Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any rules or regulations promulgated thereunder;

(2) prepare, execute and file, for and on behalf of the undersigned with respect to holdings of, and transactions in, securities acquired from time to time by the undersigned or by investment funds or other entities affiliated with the Tenaya Capital organization, any and all documents and filings that are required or advisable to be made with the Commission, any stock exchange or similar authority, under the Exchange Act, including without limitation (a) any Joint Filing Agreement under Rule 13d-1(k) of the Exchange Act (or any successor provision thereunder), Schedule 13D and Schedule 13G (or any successor schedules or forms adopted under the Exchange Act) and any amendments thereto in accordance with Section 13 of the Exchange Act and the rules thereunder, and (b) Forms 3, 4 and 5 and any amendments thereto in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute such schedules and forms, complete and execute any amendment or amendments thereto, and timely file such schedules, forms or amendments with the Commission and any stock exchange or similar authority; and

(4) take any other action of any nature whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is any other entity affiliated with the Tenaya Capital organization assuming, any of the undersigned’s responsibilities to comply with Sections 13 and 16 of the Exchange Act, including without limitation Sections 13 and 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required, and there is no possibility that the undersigned would in the future be required, to file any form or document with respect to the undersigned’s holdings of and transactions in securities issued by any company, (b) revocation by the undersigned in a signed writing delivered to the foregoing attorney-in-fact or (c) such attorney-in-fact shall no longer be employed by Tenaya Capital or its affiliates.

I hereby declare that any act or thing lawfully done hereunder by the foregoing attorney-in-fact shall be binding on the undersigned as if done by myself.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 11, 2019.

TENAYA CAPITAL V, LP
By:	Tenaya Capital V GP, LP
Its:	General Partner
By:	Tenaya Capital V GP, LLC
Its:	General Partner

By:	/s/ Thomas Banahan
Thomas Banahan

TENAYA CAPITAL V-P, LP
By:	Tenaya Capital V GP, LP
Its:	General Partner
By:	Tenaya Capital V GP, LLC
Its:	General Partner

By:	/s/ Thomas Banahan
Thomas Banahan

TENAYA CAPITAL V GP, LP
By:	Tenaya Capital V GP, LLC
Its:	General Partner

By:	/s/ Thomas Banahan
Thomas Banahan

TENAYA CAPITAL V GP, LLC

By:	/s/ Thomas Banahan
Thomas Banahan

POWER OF ATTORNEY

(FOR EXECUTING FORM ID, FORMS 3, 4 AND 5 AND SCHEDULES 13D AND 13G)

Know all by these presents, that the undersigned hereby constitutes and appoints Dorian A. Merritt the undersigned’s true and lawful attorney-in-fact and agent to:

(1) prepare, execute and file in the undersigned’s name and on the undersigned’s behalf, and submit to the United States Securities and Exchange Commission (the “Commission”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the Commission of reports required by Section 13(d) and Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any rules or regulations promulgated thereunder;

(2) prepare, execute and file, for and on behalf of the undersigned with respect to holdings of, and transactions in, securities acquired from time to time by the undersigned or by investment funds or other entities affiliated with the Tenaya Capital organization, any and all documents and filings that are required or advisable to be made with the Commission, any stock exchange or similar authority, under the Exchange Act, including without limitation (a) any Joint Filing Agreement under Rule 13d-1(k) of the Exchange Act (or any successor provision thereunder), Schedule 13D and Schedule 13G (or any successor schedules or forms adopted under the Exchange Act) and any amendments thereto in accordance with Section 13 of the Exchange Act and the rules thereunder, and (b) Forms 3, 4 and 5 and any amendments thereto in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute such schedules and forms, complete and execute any amendment or amendments thereto, and timely file such schedules, forms or amendments with the Commission and any stock exchange or similar authority; and

(4) take any other action of any nature whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is any other entity affiliated with the Tenaya Capital organization assuming, any of the undersigned’s responsibilities to comply with Sections 13 and 16 of the Exchange Act, including without limitation Sections 13 and 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required, and there is no possibility that the undersigned would in the future be required, to file any form or document with respect to the undersigned’s holdings of and transactions in securities issued by any company, (b) revocation by the undersigned in a signed writing delivered to the foregoing attorney-in-fact or (c) such attorney-in-fact shall no longer be employed by Tenaya Capital or its affiliates.

I hereby declare that any act or thing lawfully done hereunder by the foregoing attorney-in-fact shall be binding on the undersigned as if done by myself.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 11, 2019.

/s/ Thomas Banahan
Thomas Banahan

POWER OF ATTORNEY

(FOR EXECUTING FORM ID, FORMS 3, 4 AND 5 AND SCHEDULES 13D AND 13G)

Know all by these presents, that the undersigned hereby constitutes and appoints Dorian A. Merritt the undersigned’s true and lawful attorney-in-fact and agent to:

(1) prepare, execute and file in the undersigned’s name and on the undersigned’s behalf, and submit to the United States Securities and Exchange Commission (the “Commission”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the Commission of reports required by Section 13(d) and Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any rules or regulations promulgated thereunder;

(2) prepare, execute and file, for and on behalf of the undersigned with respect to holdings of, and transactions in, securities acquired from time to time by the undersigned or by investment funds or other entities affiliated with the Tenaya Capital organization, any and all documents and filings that are required or advisable to be made with the Commission, any stock exchange or similar authority, under the Exchange Act, including without limitation (a) any Joint Filing Agreement under Rule 13d-1(k) of the Exchange Act (or any successor provision thereunder), Schedule 13D and Schedule 13G (or any successor schedules or forms adopted under the Exchange Act) and any amendments thereto in accordance with Section 13 of the Exchange Act and the rules thereunder, and (b) Forms 3, 4 and 5 and any amendments thereto in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute such schedules and forms, complete and execute any amendment or amendments thereto, and timely file such schedules, forms or amendments with the Commission and any stock exchange or similar authority; and

(4) take any other action of any nature whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is any other entity affiliated with the Tenaya Capital organization assuming, any of the undersigned’s responsibilities to comply with Sections 13 and 16 of the Exchange Act, including without limitation Sections 13 and 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required, and there is no possibility that the undersigned would in the future be required, to file any form or document with respect to the undersigned’s holdings of and transactions in securities issued by any company, (b) revocation by the undersigned in a signed writing delivered to the foregoing attorney-in-fact or (c) such attorney-in-fact shall no longer be employed by Tenaya Capital or its affiliates.

I hereby declare that any act or thing lawfully done hereunder by the foregoing attorney-in-fact shall be binding on the undersigned as if done by myself.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 11, 2019.

/s/ Benjamin Boyer
Benjamin Boyer

POWER OF ATTORNEY

(FOR EXECUTING FORM ID, FORMS 3, 4 AND 5 AND SCHEDULES 13D AND 13G)

Know all by these presents, that the undersigned hereby constitutes and appoints Dorian A. Merritt the undersigned’s true and lawful attorney-in-fact and agent to:

(1) prepare, execute and file in the undersigned’s name and on the undersigned’s behalf, and submit to the United States Securities and Exchange Commission (the “Commission”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the Commission of reports required by Section 13(d) and Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any rules or regulations promulgated thereunder;

(2) prepare, execute and file, for and on behalf of the undersigned with respect to holdings of, and transactions in, securities acquired from time to time by the undersigned or by investment funds or other entities affiliated with the Tenaya Capital organization, any and all documents and filings that are required or advisable to be made with the Commission, any stock exchange or similar authority, under the Exchange Act, including without limitation (a) any Joint Filing Agreement under Rule 13d-1(k) of the Exchange Act (or any successor provision thereunder), Schedule 13D and Schedule 13G (or any successor schedules or forms adopted under the Exchange Act) and any amendments thereto in accordance with Section 13 of the Exchange Act and the rules thereunder, and (b) Forms 3, 4 and 5 and any amendments thereto in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute such schedules and forms, complete and execute any amendment or amendments thereto, and timely file such schedules, forms or amendments with the Commission and any stock exchange or similar authority; and

(4) take any other action of any nature whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is any other entity affiliated with the Tenaya Capital organization assuming, any of the undersigned’s responsibilities to comply with Sections 13 and 16 of the Exchange Act, including without limitation Sections 13 and 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required, and there is no possibility that the undersigned would in the future be required, to file any form or document with respect to the undersigned’s holdings of and transactions in securities issued by any company, (b) revocation by the undersigned in a signed writing delivered to the foregoing attorney-in-fact or (c) such attorney-in-fact shall no longer be employed by Tenaya Capital or its affiliates.

I hereby declare that any act or thing lawfully done hereunder by the foregoing attorney-in-fact shall be binding on the undersigned as if done by myself.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 11, 2019.

/s/ Stewart Gollmer
Stewart Gollmer

POWER OF ATTORNEY

(FOR EXECUTING FORM ID, FORMS 3, 4 AND 5 AND SCHEDULES 13D AND 13G)

Know all by these presents, that the undersigned hereby constitutes and appoints Dorian A. Merritt the undersigned’s true and lawful attorney-in-fact and agent to:

(1) prepare, execute and file in the undersigned’s name and on the undersigned’s behalf, and submit to the United States Securities and Exchange Commission (the “Commission”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the Commission of reports required by Section 13(d) and Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any rules or regulations promulgated thereunder;

(2) prepare, execute and file, for and on behalf of the undersigned with respect to holdings of, and transactions in, securities acquired from time to time by the undersigned or by investment funds or other entities affiliated with the Tenaya Capital organization, any and all documents and filings that are required or advisable to be made with the Commission, any stock exchange or similar authority, under the Exchange Act, including without limitation (a) any Joint Filing Agreement under Rule 13d-1(k) of the Exchange Act (or any successor provision thereunder), Schedule 13D and Schedule 13G (or any successor schedules or forms adopted under the Exchange Act) and any amendments thereto in accordance with Section 13 of the Exchange Act and the rules thereunder, and (b) Forms 3, 4 and 5 and any amendments thereto in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute such schedules and forms, complete and execute any amendment or amendments thereto, and timely file such schedules, forms or amendments with the Commission and any stock exchange or similar authority; and

(4) take any other action of any nature whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is any other entity affiliated with the Tenaya Capital organization assuming, any of the undersigned’s responsibilities to comply with Sections 13 and 16 of the Exchange Act, including without limitation Sections 13 and 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required, and there is no possibility that the undersigned would in the future be required, to file any form or document with respect to the undersigned’s holdings of and transactions in securities issued by any company, (b) revocation by the undersigned in a signed writing delivered to the foregoing attorney-in-fact or (c) such attorney-in-fact shall no longer be employed by Tenaya Capital or its affiliates.

I hereby declare that any act or thing lawfully done hereunder by the foregoing attorney-in-fact shall be binding on the undersigned as if done by myself.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 11, 2019.

/s/ Brian Melton
Brian Melton

POWER OF ATTORNEY

(FOR EXECUTING FORM ID, FORMS 3, 4 AND 5 AND SCHEDULES 13D AND 13G)

Know all by these presents, that the undersigned hereby constitutes and appoints Dorian A. Merritt the undersigned’s true and lawful attorney-in-fact and agent to:

(1) prepare, execute and file in the undersigned’s name and on the undersigned’s behalf, and submit to the United States Securities and Exchange Commission (the “Commission”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the Commission of reports required by Section 13(d) and Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any rules or regulations promulgated thereunder;

(2) prepare, execute and file, for and on behalf of the undersigned with respect to holdings of, and transactions in, securities acquired from time to time by the undersigned or by investment funds or other entities affiliated with the Tenaya Capital organization, any and all documents and filings that are required or advisable to be made with the Commission, any stock exchange or similar authority, under the Exchange Act, including without limitation (a) any Joint Filing Agreement under Rule 13d-1(k) of the Exchange Act (or any successor provision thereunder), Schedule 13D and Schedule 13G (or any successor schedules or forms adopted under the Exchange Act) and any amendments thereto in accordance with Section 13 of the Exchange Act and the rules thereunder, and (b) Forms 3, 4 and 5 and any amendments thereto in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute such schedules and forms, complete and execute any amendment or amendments thereto, and timely file such schedules, forms or amendments with the Commission and any stock exchange or similar authority; and

(4) take any other action of any nature whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is any other entity affiliated with the Tenaya Capital organization assuming, any of the undersigned’s responsibilities to comply with Sections 13 and 16 of the Exchange Act, including without limitation Sections 13 and 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required, and there is no possibility that the undersigned would in the future be required, to file any form or document with respect to the undersigned’s holdings of and transactions in securities issued by any company, (b) revocation by the undersigned in a signed writing delivered to the foregoing attorney-in-fact or (c) such attorney-in-fact shall no longer be employed by Tenaya Capital or its affiliates.

I hereby declare that any act or thing lawfully done hereunder by the foregoing attorney-in-fact shall be binding on the undersigned as if done by myself.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 11, 2019.

/s/ Brian Paul
Brian Paul